___________________________________________

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 20, 2010

EQUUS TOTAL RETURN, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	814-00098	76-0345915
(State or Other Jurisdiction	(Commission File	(IRS Employer
Of Incorporation)	Number)	Identification No.)

Eight Greenway Plaza, Suite 930, Houston, Texas	77046
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (713) 529-0900

N/A

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-k filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A is filed as an amendment (“Amendment No. 1”) to the Current Report on Form 8-K filed by Equus Total Return, Inc. (the “Fund”) with the Securities and Exchange Commission on May 18, 2010 (the “Form 8-K”).  Amendment No. 1 is being filed to amend the Form 8-K to include the final “certified” voting results received from the independent inspector of elections for the Fund’s Annual Meeting of Stockholders held on May 12, 2010.

Item 5.Item 5.07

Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Stockholders held on May 12, 2010, the stockholders of the Fund voted on the following matters, which are described in detail in the Fund’s Proxy Statement filed with the Securities and Exchange Commission on April 13, 2010: (i) to elect nine (9) Directors to serve until the 2011 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified or until their earlier resignation, death or removal (“Proposal 1”); and (ii) to ratify the appointment of UHY LLP as the independent auditor of the Fund for the fiscal year ending December 31, 2010 (“Proposal 2”).

On May 20, 2010, the independent inspector of elections for the 2010 Annual Meeting of Stockholders delivered its final “certified” results, which reported that the Fund’s nine nominees were elected to the Fund’s Board of Directors.

The final results for Proposal 1 were as follows:

Board of Directors Nominees	For	Withheld
Fraser Atkinson	3,246,836	275,331
Alessandro Benedetti	3,144,656	353,634
Richard F. Bergner	3,100,660	397,630
Kenneth I. Denos	3,032,483	465,807
Gregory J. Flanagan	3,105,522	392,768
Henry W. Hankinson	3,116,010	382,280
John A. Hardy	3,154,124	344,166
Robert I. Knauss	3,035,498	462,792
Bertrand des Pallieres	3,220,590	277,700

Opposition Nominees	For	Withheld
J. Philip Ferguson	2,255,017	34,657
Lance T. Funston	2,258,802	30,872
John D. White	2,162,632	127,042
Charles R. Ofner	2,255,017	34,657
Dr. Francis D. Tuggle	2,167,682	121,992
John P. Wade	2,179,795	109,879
Dr. Charles M. Boyd	2,167,682	121,992
Jonathan H. Godshall	2,143,748	122,049
Paula T. Douglass	2,167,042	122,632

There were no votes against or abstained with respect to any director nominee.

The final results for Proposal 2 were as follows:

For	Against	Withheld	Abstained
5,232,708	444,175	0	111,077

Brokers did not have discretionary voting authority on any matter before the 2010 Annual Meeting of Stockholders and, as a result, broker non-votes had no effect on Proposal 1 or Proposal 2.

Item 8.Item 8.01

Other Events.

On May 21, 2010, the Fund issued a press release announcing the final results of its 2010 Annual Meeting of Stockholders.  The text of the press release is included as Exhibit 99.2 to this Current Report and is incorporated herein by reference.

Item 9.Item 9.01

Financial Statements and Exhibits.

(d) Exhibits.

99.1

Press release issued on May 18, 2010 by Equus Total Return, Inc. (previously filed).

99.2

Press release issued on May 21, 2010 by Equus Total Return, Inc. (filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Equus Total Return, Inc.

Date:    May 21, 2010

By:  /s/ L’Sheryl D. Hudson

Name:

L’Sheryl D. Hudson

Title:

Senior Vice President and

                                                                                     Chief Financial Officer